UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 8, 2006
                                                 _____________________________



                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Maryland                               000-29949                    31-1686242
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                               45069
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code   (513) 870-3530
                                                   ___________________________



                                Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
           ____________

     On December 8, 2006, Peoples Community Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Peoples Community Bank (the "Bank"), entered into a Change in Control Severance Agreement ("Change in Control Agreement") with Jerry L. Gore, Senior Vice President, Director of Retail Banking of the Bank. Commencing on the first anniversary date and continuing on each anniversary thereafter, the Change in Control Agreement may be renewed by the Board of Directors for an additional year. The agreement provides that in the event of Mr. Gore's voluntary or involuntary termination following a change in control of the Company, he would be entitled to receive a severance payment equal to one times his average annual compensation for the five most recent taxable years.

     For additional information, reference is made to the Change in Control Agreement, which is included as Exhibit 10.1 hereto and is incorporated herein by reference thereto.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  The following exhibits are included with this Report:

           Exhibit No.      Description
           ______________   _____________________________________________
           10.1             Change in Control Severance Agreement among
                            Peoples Community Bancorp, Inc., Peoples
                            Community Bank and Jerry L. Gore, dated
                            December 8, 2006













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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.



Date: December 20, 2006       By:  /s/ Jerry D. Williams
                                   ______________________________
                                   Jerry D. Williams
                                   President and Chief Executive
                                   Officer


























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                             EXHIBIT INDEX


          Exhibit No.      Description
          ______________   _____________________________________________
          10.1             Change in Control Severance Agreement among
                           Peoples Community Bancorp, Inc., Peoples
                           Community Bank and Jerry L. Gore, dated
                           December 8, 2006